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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         March 15, 2000
                                                  -----------------------------


                          NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                              0-19656                               36-3939651
(State or other jurisdiction                  (Commission                           (I.R.S. Employer
    of incorporation)                         File Number)                         Identification No.)

           2001 EDMUND HALLEY DRIVE, RESTON, VIRGINIA                                    20191
            (Address of principal executive offices)                                  (Zip Code)
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Registrant's telephone number, including area code:       (703) 433-4000
                                                    ---------------------------



-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)






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ITEM 5.     OTHER EVENTS.

      On March 15, 2000, Nextel Finance Company, together with Nextel and certain of its subsidiaries, entered into definitive documents with the relevant group of lenders to establish the $1.0 billion incremental senior secured credit facility under Nextel's existing bank credit facility. The total amount of borrowings available under the bank credit facility has therefore increased from $5.0 billion to $6.0 billion. Simultaneously with the effectiveness of this additional $1.0 billion term loan facility, the entire amount thereof was borrowed by Nextel Finance Company, which loan has a maturity date of March 31, 2009. The maturity date of this loan can accelerate if our credit ratings are below specified levels and the aggregate amount of specified debt obligations that mature before June 30, 2009, and the redemption price of redeemable stock that is mandatorily redeemable before June 30, 2009, exceed specified amounts. Loans under the bank credit facility bear interest payable quarterly, at variable rates calculated based on either the prime rate or LIBOR. A copy of the loan agreement relating to the incremental facility is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
                  NOT APPLICABLE

            (b)   PRO FORMA FINANCIAL INFORMATION.
                  NOT APPLICABLE

            (c)   EXHIBITS.

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
                        Exhibit No          Exhibit Description
                        ----------          -------------------
                        4.1                 Tranche D Term Loan Agreement dated March 15, 2000 among Nextel, Nextel
                                            Finance Company, the other Restricted Companies party thereto, the
                                            Lenders Party thereto, Toronto Dominion (Texas) Inc., as Administrative
                                            Agent, and The Chase Manhattan Bank as Collateral Agent.
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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEXTEL COMMUNICATIONS, INC.


Date: March 15, 2000                By: /s/ Thomas J. Sidman
                                      -----------------------------------------
                                      Thomas J. Sidman
                                      Senior Vice President and General Counsel




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                                 EXHIBIT INDEX

                     Exhibit No          Exhibit Description
                     ----------          -------------------
                     4.1                 Tranche D Term Loan Agreement dated March 15, 2000 among Nextel, Nextel
                                         Finance Company, the other Restricted Companies party thereto, the
                                         Lenders Party thereto, Toronto Dominion (Texas) Inc., as Administrative
                                         Agent, and The Chase Manhattan Bank as Collateral Agent.